                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                            AMENDMENT NO. 1
                                  TO
                               FORM 8-K


                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 23, 1999


                           GARGOYLES, INC.
        ------------------------------------------------------
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     WASHINGTON                0-21355               91-1247269
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(STATE OF INCORPORATION)    (COMMISSION            (IRS EMPLOYER
                             FILE NUMBER)       IDENTIFICATION NO.)


                       5866 South 194th Street
                        KENT, WASHINGTON 98032
                            (253) 796-2752
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(ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) On February 23, 1999, the client-auditor relationship between the company and its principal accountants, Ernst & Young LLP, ceased. The resignation of Ernst & Young LLP was effective on February 23, 1999. At a meeting held on February 22, 1999, the Board of Directors of the registrant approved the engagement of BDO Seidman, LLP as its independent auditors to replace Ernst & Young LLP who resigned as auditors of the Company effective February 23, 1999. The Audit Committee of the Board of Directors approved the change on February 22, 1999.

          The audit reports of Ernst & Young LLP on the financial statements of registrant for registrant's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was either opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During registrant's two most recent fiscal years and the subsequent interim periods preceding such termination, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There have occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K during registrant's two most recent fiscal years and the subsequent interim periods preceding such termination.

          The registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated March 2, 1999 is filed as
Exhibit 16.0 hereto.

          (b) Registrant has engaged BDO Seidman, LLP to audit registrant's financial statements for the fiscal year ended December 31, 1998.


          During the registrant's two most recent fiscal years, and the subsequent interim period prior to engaging BDO Seidman, LLP, neither the registrant nor someone on its behalf consulted BDO Seidman, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to registrant nor oral advice provided that BDO Seidman, LLP concluded was an important factor considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

          Registrant has requested BDO Seidman, LLP to review the disclosure required by Item 304(a) before it is filed with the Commission and has requested that BDO Seidman, LLP furnish it with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the above statements. A copy of such letter dated March 11, 1999 is filed as
Exhibit 16.1 hereto.




ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Financial Statements of Business Acquired.

               Not applicable.

           (b) Pro Forma Financial Information.

               Not applicable.

           (c) Exhibits.

               16.0 Pursuant to Item 304(a)(3) of Regulation S-K, Section 229.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the registrant herewith furnishes the letter of Ernst & Young LLP, former accountants to the company.


           * 16.1 Pursuant to Item 304(a)(2) of Regulation S-K, Section 229.304(a)(2) of the Regulations under the Securities Exchange Act of 1934, as amended, the registrant herewith furnishes the letter of BDO Seidman, LLP, new accountants to the company.
           _____________________

           *   Filed herewith.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GARGOYLES, INC.


Date:  March 12, 1999           By:  /s/ LEO ROSENBERGER
                                     ------------------------------------
                                     Leo Rosenberger, Chief Executive
                                     Officer and Chief Financial Officer


Ex. 16.1
--------
      Letter from BDO Seidman, LLP to SEC dated March 11, 1999